                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                TOROTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  TOROTEL, INC.
                             13402 SOUTH 71 HIGHWAY
                            GRANDVIEW, MISSOURI 64030


                                 August 17, 2001


Dear Shareholder:

     You are cordially invited to attend the annual meeting of the shareholders of Torotel, Inc., a Missouri corporation (the "Corporation"), to be held at 4:30 p.m. local time on Monday, September 17, 2001, at the Corporation's offices in Grandview, Missouri, to transact business as set forth in the formal notice that follows.

     YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting, please sign and date the accompanying Proxy and return it promptly in the enclosed postage paid envelope. If you decide to attend the annual meeting, you may revoke your Proxy and vote your shares in person.

     As always, we appreciate your loyalty and support as a shareholder of the Corporation.


                                        Sincerely,

                                        /s/ Dale H. Sizemore, Jr.

                                        Dale H. Sizemore, Jr.
                                        Chairman and Chief Executive Officer

                                  TOROTEL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD MONDAY, SEPTEMBER 17, 2001


TO THE SHAREHOLDERS OF TOROTEL, INC.:

     NOTICE is hereby given that the annual meeting (the "Meeting") of the shareholders of Torotel, Inc., a Missouri corporation (the "Corporation"), will be held at 4:30 p.m. local time on Monday, September 17, 2001, at the Corporation's offices in Grandview, Missouri, for the following purposes:

          1. To elect three members to serve on the Board of Directors of the Corporation until the next annual meeting of shareholders and until their successors have been duly elected and qualified, unless they shall sooner die, resign or be removed;

          2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

     Shareholders of record at the close of business on August 3, 2001, will be entitled to receive notice of and to vote at the Meeting. The accompanying Proxy is solicited by the Board of Directors. All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

     Shareholders are cordially invited to attend the Meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ H. James Serrone

                                        H. James Serrone
                                        Secretary of Torotel, Inc.
                                        August 17, 2001

                                  TOROTEL, INC.
                             13402 SOUTH 71 HIGHWAY
                            GRANDVIEW, MISSOURI 64030

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD MONDAY, SEPTEMBER 17, 2001


                               GENERAL INFORMATION


SECURITY HOLDERS ENTITLED TO VOTE
---------------------------------

     Holders of shares of common stock, par value $.50 per share (the "Common Stock"), of Torotel, Inc., a Missouri corporation (the "Corporation"), of record at the close of business on August 3, 2001 (the "Shareholders"), will be entitled to vote at the annual meeting of the Shareholders to be held at 4:30 p.m. local time on Monday, September 17, 2001, at the Corporation's principal executive offices in Grandview, Missouri, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting"). The Corporation's principal executive offices are located at 13402 South 71 Highway, Grandview, Missouri 64030, and its telephone number is (816) 761-6314.

     This Proxy Statement, together with the Notice of Annual Meeting, the enclosed Proxy, and the accompanying 2001 Annual Report to Shareholders, were initially distributed to the Shareholders on or about August 17, 2001.

     If the enclosed Proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein. In the absence of instructions, the shares will be voted "FOR" the nominees to the Board of Directors of the Corporation (the "Directors," or the "Board of Directors") in the election of Directors, as more fully described in the section herein entitled "Proposal One".

QUORUM
------

     A majority of the outstanding shares of Common Stock entitled to be voted as of the Record Date (as defined herein) at the Meeting, represented in person or by Proxy, is necessary to constitute a quorum to transact business at the Meeting. If a quorum is present, the three nominees for Director receiving the greatest number of votes at the Meeting will be elected to the Board of Directors.

ABSTENTIONS AND BROKER NON-VOTES
--------------------------------

     Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the Shareholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite Shareholder vote. The Shareholders will not have dissenters' rights of appraisal with respect to any of the actions to be taken at the Meeting.

REVOCABILITY OF PROXIES
-----------------------

Shareholders who execute Proxies retain the right to revoke them at any time before they are voted by notifying the Secretary of the Corporation in writing, by delivering a duly authorized Proxy bearing a later date, or by attending the Meeting and voting in person.

SOLICITATION
------------

     The accompanying Proxy is being solicited by and on behalf of the Board of Directors. Solicitation will be by mail. Proxy cards and materials will be distributed to beneficial owners through brokers, custodians, nominees and similar parties. The Corporation estimates that the total amount to be spent in solicitation of the Proxies will be approximately $4,000. The entire cost of this solicitation, including the expenses of printing and mailing this proxy statement to the Shareholders, the accompanying Notice of Annual Meeting of Shareholders, proxy form, and Annual Report for fiscal year ended April 30, 2001, will be paid by the Corporation. In addition, the Corporation may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from Shareholders by telephone, telegram, or personal interview. Such persons will receive no additional compensation for such services.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities entitled to be voted at the Meeting consist of shares of Common Stock of the Corporation. Each Shareholder is entitled one vote per each share of Common Stock, except in the election of directors where Shareholders have cumulative voting rights as described below under "Cumulative Voting." There were 2,811,590 shares of Common Stock issued and outstanding (exclusive of treasury shares) at the close of business on the record date of the Meeting.

     The close of business on August 3, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for determining the Shareholders who will be entitled to vote at the Meeting.

     The following persons beneficially own more than 5% of the outstanding Common Stock of Torotel, Inc.:

     Name and Address                   Amount Beneficially           Percent
     of Beneficial Owner                       Owned                  of Class
     -------------------                -------------------           --------

     Richard A. Sizemore                     214,868 (a), (e)            7.6%
     Linda V. Sizemore
     8356 Hallet
     Lenexa, KS  66215

     Gregory M. Sizemore                     203,852 (b), (e)            7.3%
     Julie Sizemore
     12735 Mohawk Circle
     Leawood, KS  66209

     Dale H. Sizemore                        179,003 (c), (e)            6.4%
     Carol J. Sizemore
     2705 W. 121st Terrace
     Leawood, KS  66209

     Paulette A. Durso                       112,169 (d), (e)            4.0%
     James T. Durso
     4131 E. Hancock Drive
     Phoenix, AZ  85028


                                        2

     Name and Address                   Amount Beneficially           Percent
     of Beneficial Owner                       Owned                  of Class
     -------------------                -------------------           --------

     Sizemore Enterprises                    200,506 (e)                 7.1%
     2705 W. 121st Terrace
     Leawood, KS  66209

     Caloyeras Family Partnership, L.P.      207,900 (f)                 7.4%
     2041 W. 139th Street
     Gardena, CA  90249

     Thomas E. Foster                        142,100                     5.1%
     5506 Brite Drive
     Bethesda, MD  20817

(a) Richard A. Sizemore and Linda V. Sizemore are husband and wife. Mr. and Mrs. Sizemore's individual direct ownership are 140,226 and 15,666 shares, respectively. Mr. Sizemore's indirect ownership includes 58,976 shares which are owned by Mr. Sizemore as trustee for his children.

(b) Gregory M. Sizemore and Julie Sizemore are husband and wife. Mr. and Mrs. Sizemore's individual direct ownership are 137,654 and 15,666 shares, respectively. Mr. Sizemore's indirect ownership includes 50,532 shares which are owned by Mr. Sizemore as trustee for his children.

(c) Dale H. Sizemore, Jr. and Carol J. Sizemore are husband and wife. Mr. and Mrs. Sizemore's individual direct ownership are 130,964 and 14,351 shares, respectively. Mr. Sizemore's indirect ownership includes 33,688 shares which are owned by Mr. Sizemore as trustee for his children.

(d) James T. Durso and Paulette A. Durso are husband and wife. Mr. and Mrs. Durso's individual direct ownership are 9,000 and 103,149 shares, respectively.

(e) Sizemore Enterprises is a general partnership. The general partners, who are brothers and sister, are Dale H Sizemore, Jr., Paulette Durso, Gregory
     M. Sizemore and Richard A. Sizemore.

(f) The Caloyeras Family Partnership L.P., is a limited partnership in which PBC, Inc., a California corporation, is the sole general partner. Peter B. Caloyeras is the sole shareholder, sole director and president of PBC, Inc. The limited partners of the Caloyeras Family Partnership include the sons and daughter of Peter B. Caloyeras. The number of shares indicated as owned by the Caloyeras Family Partnership L.P. also includes 3,000 shares owned individually by each of the sons and daughter of Peter B. Caloyeras.


                      INFORMATION REGARDING THE CORPORATION

ANNUAL REPORT
-------------

     This Proxy Statement is accompanied by the Annual Report to Shareholders for the fiscal year ended April 30, 2001 (the "Annual Report").


                                  PROPOSAL ONE
                   THE ELECTION OF THE BOARD OF THE DIRECTORS
                   ------------------------------------------

DIRECTORS AND COMMITTEES
------------------------

     The Board of Directors of the Corporation currently consists of three (3) individuals, all of whom will be nominated at the Meeting for election as members of the Board of Directors, to serve until the next annual meeting of Shareholders, and until their successors have been elected and qualified, unless they should sooner die, resign or be removed. The Corporation's Articles of Incorporation authorize seven directors; however, there is no immediate plan to fill the vacancies. The three nominees to be elected at the Meeting are as follows: H. James Serrone, Dale H. Sizemore, Jr., and Richard A. Sizemore.

BIOGRAPHICAL INFORMATION
------------------------

     Biographical summaries concerning the three nominees, the Corporation's executive officers and significant employees, and information with respect to the number of shares of Common Stock beneficially owned by each as of July 10, 2001, are shown below. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his or her home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote such shares or to use of the income from such shares, or whereby the individual can vest or re-vest title in himself or herself immediately or at some future time. Dale H. Sizemore, Jr., both a Director and an officer, and Richard A. Sizemore, a Director, are brothers.

         Biographical Summaries of           Shares of Common Stock
     Nominees, Executive Officers, and         Beneficially Owned     Percent
           Significant Employees                at July 10, 2001      of Class
------------------------------------------   -----------------------  --------
Dale H. Sizemore, Jr., age 49                229,130 (a)                 8.1%
Chairman of the Board, President and
Chief Executive Officer of the Corporation
13402 South 71 Highway
Grandview, MO  64030

Mr. Sizemore became a Director of the Corporation in 1984. He has served as Chairman and Chief Executive Officer since 1995 (except for a short period during February and March 1999, when Mr. Peter Caloyeras served as Chief Executive Officer). Mr. Sizemore has served as President from 1995 to 1996, and since April 1999. He was President of Kansas Communications, Inc., located in Lenexa, Kansas, from 1983 to 1995, and was Chairman of the Board and Treasurer from 1995 to 1998. Mr. Sizemore is currently self-employed.

Richard A. Sizemore, age 41                  264,995 (b)                 9.4%
Director of the Corporation
13402 South 71 Highway
Grandview, MO  64030

Mr. Sizemore became a Director of the Corporation in 1995. He has been owner and President of Interactive Design, Inc., located in Lenexa, Kansas, since 1987. He holds a B.S. degree in electrical engineering and an M.B.A. from the University of Kansas.

H. James Serrone, age 46                       6,916                     0.4%
Director, Vice President of Finance
and Chief Financial Officer of
the Corporation
13402 South 71 Highway
Grandview, MO  64030

Mr. Serrone became a Director of the Corporation in 1999. He joined Torotel in 1979, became Controller in 1982, and was named Vice President in 1993. Mr. Serrone has served as Vice President of Torotel Products since 1992. He has been General Manager of Torotel Products since 1996.

All Directors and Executive Officers
as a Group (3 persons)                       501,041                    17.9%

(a) Dale H. Sizemore, Jr.'s beneficial ownership includes 50,127 shares which is equivalent to 25% of the 200,506 shares owned by Sizemore Enterprises, a General Partnership in which Mr. Sizemore is a general partner. See the text and footnotes regarding Mr. Sizemore's beneficial ownership discussed above in the section entitled "Voting Securities and Principal Holders Thereof."

(b) Richard A. Sizemore's beneficial ownership includes 50,127 shares which is equivalent to 25% of the 200,506 shares owned by Sizemore Enterprises, a General Partnership in which Mr. Sizemore is a general partner. See the text and footnotes regarding Mr. Sizemore's beneficial ownership discussed above in the section entitled "Voting Securities and Principal Holders Thereof."

None of the Directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Securities Act of 1933, or any company registered as an Investment Company under the Investment Company Act of 1940.

BOARD MEETINGS AND DIRECTOR COMPENSATION
----------------------------------------

     During the fiscal year ended April 30, 2001, the Board of Directors held a total of two (2) meetings. Each of the incumbent directors being nominated for re-election attended more than 75% of the Board of Directors meetings held while he was a Director. H. James Serrone is to be compensated at the rate of $100 per Board of Directors meeting attended. Dale H. Sizemore, Jr. and Richard A. Sizemore are to be compensated at the rate of $6,000 per fiscal year, plus $600 per Board of Directors meeting attended, and $400 per committee meeting attended. All directors' compensation has been deferred since October 1998.

COMMITTEES
----------

     H. James Serrone and Dale H. Sizemore, Jr. are members of the Administrative Committee for the Employee Stock Purchase Plan (the "Plan Committee"). The Plan Committee receives its authority from the Employee Stock Purchase Plan (the "Plan") and from the Board of Directors. The Plan Committee administers and implements the Plan and determines the eligibility of employees to participate in the Plan. The Plan Committee does not meet on a regular basis but meets as required. The Plan Committee did not meet during the last fiscal year.

     Dale H. Sizemore, Jr. and Richard A. Sizemore are members of the Compensation Committee, the purpose of which is to determine the compensation of the executive officers of the Corporation. The Compensation Committee met one time during the last fiscal year.

     The Corporation does not have a nominating committee.

     None of the Directors meet the definition of independence as described in Rule 4200(a)(15) of the NASD's listing standards. As a result, the Corporation does not have an Audit Committee and has not adopted a written charter for an Audit Committee; however, in executing its fiduciary duties, the Board of Directors has assumed the responsibilities of the Audit Committee.

CUMULATIVE VOTING
-----------------

There will be cumulative voting for the election of Directors. In cumulative voting, each share carries as many votes as there are vacancies to be filled and each Shareholder is permitted to distribute the votes for all of his or her shares among the nominees in any way he or she desires. Since three Directors are nominated, each Shareholder may cast that number of votes which is equal to the number of shares owned by him or her multiplied by three. If no choice is indicated on the enclosed Proxy, the persons named in the Proxy will cumulate the votes and distribute them among the nominees in their discretion. If a Shareholder desires to cumulate his or her votes for the Directors in a particular manner, he or she should indicate the number of votes to be cast on the Shareholder's behalf for each nominee immediately following that nominee's name on the Proxy. The Proxies cannot be voted for a greater number of persons than the number named herein. If any nominee should be unable to serve, the Proxy will be voted for such person as shall be designated by the Board of Directors of the Corporation to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will be unable to serve. The three Directors receiving the largest number of votes will be elected.

BOARD RECOMMENDATION
--------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE
--------------------------

     The following table sets forth the compensation of the named executive officers for each of the Corporation's last three completed fiscal years.

----------------------------------------------------------------------------------------------------------
                                                   Annual                       Long-Term
                                               Compensation                   Compensation
----------------------------------------------------------------------------------------------------------
Name and                                                                        Options        All other
Principal Position                 Year      Salary             Bonus           Awarded       Compensation
----------------------------------------------------------------------------------------------------------
Dale H. Sizemore, Jr. (a)          2001      $    -0-           $  -0-            -0-           $  -0-
President and Chief Executive      2000      $    -0-           $  -0-            -0-           $  -0-
Officer                            1999      $    -0-           $  -0-            -0-           $1,500
----------------------------------------------------------------------------------------------------------
Christian T. Hughes (b)            1999      $125,000           $  -0-            -0-           $  -0-
President and Chief Operating
Officer
----------------------------------------------------------------------------------------------------------
Peter B. Caloyeras (c)             1999      $    -0-           $  -0-            -0-           $  -0-
Chief Executive Officer
----------------------------------------------------------------------------------------------------------


     (a)  Dale H. Sizemore, Jr. became President effective April 20, 1999.

     (b) Christian T. Hughes served as President and Chief Operating Officer from September 16, 1996 until April 20, 1999.

     (c) Peter B. Caloyeras served as Chief Executive Officer from February 8, 1999 until March 15, 1999, at which time the contemplated merger with Mr. Caloyeras' company, Electronika, Inc., was terminated.

OPTION GRANTS
-------------

     There were no grants of stock options made to any executive officers during the Corporation's last completed fiscal year.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE
-----------------------------------------------------------

     There were no stock option exercises made during the last completed fiscal year and the executive officers identified above did not have any unexercised stock options as of April 30, 2001.

                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires executive officers and directors of the Corporation, and persons who beneficially own more than ten percent (10%) of the Corporation's Common Stock (collectively referred to herein as "Reporting Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Reporting Persons are required by Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation during its most recent fiscal year, the Corporation believes that all of these forms required to be filed by Reporting Persons were timely filed pursuant to Section 16(a) of the Exchange Act.


                   CERTAIN RELATIONSHIPS AND LEGAL PROCEEDINGS

INDEBTEDNESS TO FORMER OFFICER
------------------------------

     The Corporation has a $429,000 promissory note with Alfred F. Marsh, former President of Torotel, Inc., dated July 10, 1996. The amount of this note consists of the principal sum of $250,000 from a note executed in April 1986, plus $179,000 of accrued unpaid interest. For the year ended April 30, 2001, the Corporation incurred $41,000 in interest on the note. The outstanding balance of this unsecured note bears interest at a fixed rate of 10% per annum. The note requires monthly principal and interest payments of $10,881, and matured on July 1, 2000. Under the terms of the note, no payments will be made to Mr. Marsh as long as any default condition exists under the terms of the loan with Vista Bank, N.A., unless the bank has waived the default condition prior to any payment. As of April 30, 2001, the aggregate amount due under the note was $561,000, which consists of the outstanding principal balance of $384,000 plus accrued interest of $177,000. The Corporation has suspended all payments under the note due to the reasons discussed in the section below entitled "Legal Proceedings."

LEGAL PROCEEDINGS
-----------------

     On May 6, 1997, Torotel Products, Inc., the Corporation's operating subsidiary, was accepted into the Voluntary Disclosure Program by the Inspector General of the United States Department of Defense, resulting from its failure to perform some required testing as frequently as required, and inaccurately certifying that all required testing had been performed. As a result of the Corporation's investigation into the testing deficiencies, the Corporation recorded an estimated charge of $486,000 against earnings. The Corporation's investigation included a review of historical sales and pricing data, labor bid sheets, and interviews with past and present employees, to arrive at a best estimate of the cost impact to the government. On June 27, 2000, the Corporation entered into a Release and Settlement Agreement with the United States of America. Pursuant to the agreement, the Corporation is required to make an initial payment of $10,000 followed by eighteen monthly installments of $5,000, for an aggregate total of $100,000. As a result of the settlement, the Corporation recorded a credit to earnings of $386,000 in its fiscal year ended April 30, 2000. As of April 30, 2001, the remaining unpaid balance was $40,000. The Corporation believes that certain of its former officers may have been responsible for the misconduct related to the test failures, and is evaluating ways of recovering the costs and damages. The Corporation has suspended all payments due under a note payable to a former officer.


       REPORT OF THE BOARD OF DIRECTORS IN ITS ROLE AS THE AUDIT COMMITTEE

     The following is the report of the Board of Directors, in its role as the Audit Committee, with respect to the Corporation's audited financial statements for the fiscal year ended April 30, 2001. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Corporation specifically incorporates by reference in such filing.

AUDITED FINANCIAL STATEMENTS
----------------------------

     H. James Serrone, Dale H. Sizemore, Jr., and Richard A. Sizemore, whom comprise the entire Board of Directors, have reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2001, with the Corporation's management and Grant Thornton LLP, the Corporation's independent accountants. The Board of Directors has also discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Board of Directors has also received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, and has discussed their independence with Grant Thornton LLP.

     Based on the reviews and discussions referred to above, the Board of Directors recommended that the financial statements referred to above be included in the Corporation's annual report on Form 10-KSB for the fiscal year ended April 30, 2001.

Dale H. Sizemore, Jr. (Chairman)
H. James Serrone
Richard A. Sizemore


                    FEES PAID TO THE INDEPENDENT ACCOUNTANTS

AUDIT FEES
----------

     Grant Thornton LLP billed the Corporation aggregate fees of $41,000 for professional services rendered for the audit of the Corporation's annual consolidated financial statements for the fiscal year ended April 30, 2001, and for reviews of the consolidated financial statements included in the Corporation's quarterly reports on Form 10-QSB for the first three quarters of fiscal 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
------------------------------------------------------------

     None.

ALL OTHER FEES
--------------

     Grant Thornton LLP billed the Corporation aggregate fees of $6,860 for other professional services rendered in fiscal 2001, including professional services in connection with tax preparation, tax consultation, statutory filings and other consulting services.

     The Board of Directors has considered whether the provision by Grant Thornton LLP of the non-audit services listed above is compatible with maintaining Grant Thornton LLP's independence.


                                  OTHER MATTERS

OTHER BUSINESS
--------------

     The Board of Directors knows of no other business to be transacted at the Meeting. If any other business is properly brought before the Meeting, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF ACCOUNTANTS
---------------------------

     The Board of Directors has appointed Grant Thornton LLP as the Corporation's principal accountants for the fiscal year ending April 30, 2002. Representatives of Grant Thornton LLP are expected to be present at the Meeting. An opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

DEADLINE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS
-----------------------------------------------

     Proposals of shareholders of the Corporation which are intended to be presented by the Corporation at the Corporation's 2002 annual meeting of shareholders must be received by the Corporation no later than May 15, 2002, so that they may be included in the Proxy Statement relating to that meeting.

     Notice of shareholder proposals to be acted on at the Corporation's 2002 annual meeting that the shareholder does not seek to include in the Corporation's Proxy Statement pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act that are received by the Corporation after August 1, 2002, will be considered untimely.

GENERAL
-------

     In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum and voting, please sign, date and return the enclosed Proxy promptly.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ H. James Serrone

                                        H. James Serrone
                                        Secretary of the Corporation

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  TOROTEL, INC.
                             13402 SOUTH 71 HIGHWAY
                               GRANDVIEW, MO 64030

     The undersigned hereby appoints Harold E. Norem and H. James Serrone, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Torotel, Inc. held of record by the undersigned on August 3, 2001, at the Annual Meeting of Shareholders to be held on September 17, 2001, and any adjournments thereof.

1.   ELECTION OF DIRECTORS:

     / /  FOR all nominees listed below.          / /  WITHHOLD AUTHORITY to vote for
          (except as marked to the contrary            all nominees listed below.
          below)

          H. JAMES SERRONE (   )        DALE H. SIZEMORE, JR. (   )        RICHARD A. SIZEMORE (  )

INSTRUCTION:   A checkmark in the box before "FOR all nominees" gives the
Proxies full voting authority. A checkmark in the box before "WITHHOLD AUTHORITY" precludes the Proxies voting on nominees. TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE. UNLESS YOU INDICATE OTHERWISE, THE PROXIES WILL CUMULATE YOUR VOTES AND DISTRIBUTE THEM AMONG THE NOMINEES IN THEIR DISCRETION. If you do not wish to distribute your cumulative votes equally among the nominees (refer to enclosed Proxy Statement), please indicate the number of votes to be cast for each nominee on your behalf following that nominee's name. Please note that you are allowed that number of votes which is equal to the number of shares owned by you multiplied by three (3).

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. In addition, in the event a nominee named herein is unable to serve, or for good cause will not serve, the Proxies are authorized to vote for the election of any other person as a director.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

DATED THIS ____ DAY OF _______________, 2001.     ______________________________
                                                  SIGNATURE

                                                  ______________________________
                                                  SIGNATURE IF HELD JOINTLY

     Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or any similar representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When stock is held by joint tenants, both must sign.